UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 15, 2019

Date of Report (date of earliest event reported)

AMBARELLA, INC.

(Exact name of Registrant as specified in its charter)

Cayman Islands	001-35667	98-0459628
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

3101 Jay Street

Santa Clara, CA 95054

(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 734-8888

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.00045 par value	AMBA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On October 9, 2019, the Bureau of Industry and Security (“BIS”) of the United States Department of Commerce published a final rule adding 28 Chinese entities, including several China-based IP security camera customers of Ambarella, Inc. (the “Company”) to the Entity List (84 FR 54002) (the “Entity List Rule”). While the Entity List Rule will negatively impact the Company’s ability to ship items subject to BIS regulations, including US-produced system-on-chip, or SoC, products to the listed entities, at this time, the Company expects that it will continue to be able to ship foreign-produced products to the listed entities, including SoCs responsible for a majority of the Company’s current revenue with those newly listed entities as well as the Company’s recently introduced computer vision SoCs. Consequently, based on information known to the Company at this time, the Company does not expect the Entity List Rule to have a significant impact on the Company’s current financial results and confirms the guidance provided and discussed in the Company’s last earnings call on August 29, 2019.

The foregoing disclosure contains forward-looking statements that are not historical facts and often can be identified by terms such as “outlook,” “projected,” “intends,” “will,” “estimates,” “anticipates,” “expects,” “believes,” “could,” or similar expressions. The achievement or success of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. Our actual results could differ materially from those predicted or implied and reported results should not be considered as an indication of our future performance. The risks and uncertainties include, but are not limited to, risks associated with global economic and political conditions, including possible additional trade tariffs and restrictions; further trade restrictions imposed by the U.S. or foreign governments on our ability to conduct business with certain customers, including China-based IP security camera customers; actions by foreign customers to reduce dependence on the supply of components subject to U.S. export controls or trade restrictions; our ability to generate revenue from our new computer vision products; risks associated with our sole warehouse being located in Hong Kong; revenue being generated from design wins; the commercial success of our customers’ products; the expansion of our current markets and our ability to successfully enter new markets; anticipated trends and challenges, including competition, in the markets in which we operate; our ability to effectively manage growth; our ability to retain key employees; and the potential for intellectual property disputes or other litigation. Further information on these and other factors that could affect our financial results is included in the company’s Annual Report on Form 10-K for our 2019 fiscal year, and Quarterly Report on Form 10-Q for the second fiscal quarter of our 2020 fiscal year, both of which are on file with the Securities and Exchange Commission and may be accessed at www.sec.gov.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 2019	Ambarella, Inc.

/s/ Kevin C. Eichler
Kevin C. Eichler
Chief Financial Officer